UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2010
WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Executive Vice President
The Board of Directors of Westmoreland Coal Company (the “Company”) promoted Mr. Douglas Kathol, 57, to Executive Vice President, responsible for oversight of various operational divisions of the Company, including mining, power, human resources, information technology and sales and development on June 17, 2010. Mr. Kathol joined the Company in 2003 and has been responsible for leading growth opportunities through new project development or acquisitions as Vice President-Development. In 2008, he was named Treasurer and assumed traditional treasury duties as well as duties relating to risk management and financing and cash management in a credit and cash constrained environment. Prior to joining Westmoreland, Mr. Kathol spent 18 years with Norwest Corporation, an international energy consulting firm. As a principal in Norwest, his final position was as Senior Vice President responsible for the mergers and acquisitions practice of the company. Effective as of June 17, 2010, the Compensation and Benefits (“C&B”) Committee awarded Mr. Kathol the following compensation package for his new role as Executive Vice President: annualized base salary of $275,000, an Annual Incentive Plan (“AIP”) bonus payout targeted at 50% of base salary and an annual long-term equity grant valued at 45% of base salary. Our named executive officers, including Mr. Kathol, are at-will employees and do not have employment agreements.
Mr. Kathol’s wife, Diane Kathol, currently serves as the Company’s Vice President- Mining and Power. In such position, Ms. Kathol has received the following cash compensation from the Company: $246,682 in 2007, $169,536 in 2008 and $198,313 in 2009. Ms. Kathol is expected to earn approximately $200,323 in 2010. Ms. Kathol has held various positions with the Company since 1993, including serving in her current capacity as a Vice President of the Company since the early 2000s.
Appointment of Treasurer; Change in Chief Financial Officer Compensation Package
As part of Mr. Kathol’s transition to Executive Vice President, Mr. Kevin Paprzycki, the Company’s Chief Financial Officer, has been appointed Treasurer. As compensation for Mr. Paprzycki’s increase in responsibilities, the C&B Committee awarded Mr. Paprzycki, effective June 17, 2010, an additional $5,000 in base salary and an increase in his annual long-term equity grant to approximately 34% of base salary.
Change in Chief Executive Officer Compensation Package
As part of the transition of oversight of various operational divisions to Mr. Kathol as Executive Vice President, the Board of Directors has changed the compensation package of Mr. Keith Alessi, the Chief Executive Officer and President. Over the last several years, Mr. Alessi has seen the Company through a period of turnaround activity with a focus on the day-to-day operations of the Company. Mr. Alessi is now turning his focus to long-term strategy and the future growth and development of the Company. To align his compensation with his new strategic focus, the Board of Directors has adjusted Mr. Alessi’s compensation package to have more at-risk and equity compensation and less up-front cash compensation. Effective as of June 21, 2010, Mr. Alessi will receive the following compensation: annualized base salary of $400,000, AIP bonus payout targeted at 100% of base salary and annual long-term equity grant valued at 125% of base salary.

Restricted Stock Unit Awards
On June 17, 2010, the C&B Committee granted long-term incentive restricted Stock Unit (“RSU”) awards pursuant to the Company’s 2007 Equity Incentive Plan for Employees and Non-Employee Directors to a number of Company employees, including named executive officers. The table below sets forth the value of the RSUs that each of the Company’s named executive officers is eligible to receive as of July 1, 2010 (the “Grant Date”). The number of RSUs issued will be determined by dividing the total value of RSUs awarded by the trailing average of the closing prices of the Company’s common stock for the ten days prior to the Grant Date and rounded for ease of administration. The RSUs shall vest in accordance with the following vesting schedule: one-third of the total number of RSUs shall vest on the first anniversary of the Grant Date and one-third of the total number of RSUs shall vest at the end of each successive twelve-month period following the first anniversary of the Grant Date, through and including the third anniversary of the Grant Date.

Value of
Name	Award
Keith Alessi, Chief Executive Officer	$500,000
Kevin Paprzycki, Chief Financial Officer	$74,566
Douglas Kathol, Executive Vice President	$123,750
John O’Laughlin, Vice President — Coal Ops	$82,404
Morris W. Kegley, General Counsel	$54,946
Director Compensation
On June 21, 2010, the Board of Directors adopted a new pay package for the non-employee directors of the Company, effective as of July 1, 2010. Effective as of such date, the non-employee directors will be compensated on a yearly basis as follows:
Retainer fee = $35,000
Chairman of the Board premium = $35,000
Audit Committee Chairman premium = $7,000
C& B Committee premium = $5,000
Nominating and Corporate Governance Committee premium = $3,000
Retainer fee for serving as member of Audit, C&B or Governance Committee = $5,000
Fee for attending meeting of full Board or a Committee telephonically = $1,000
Fee for attending meeting of full Board or a Committee in person = $1,500
Equity valued at $50,000 awarded at the Annual Meeting of Stockholders, beginning May 2011

Amendment of Various Compensation Plans
On June 18, 2010, Mr. Alessi approved various administrative changes to the Company’s Annual Incentive Plan and Severance Policy in order to align such plans to the compensation changes discussed above.
The foregoing description of the changes to the Annual Incentive Plan and Severance Policy is qualified in its entirety by the full text of the Annual Incentive Plan and Severance Policy, each of which is incorporated by reference herein and attached hereto as Exhibit 10.1 and 10.2, respectively.
Item 8.01. Other Events
The information set forth above is incorporated herein by reference to the extent not required pursuant to Item 5.02 of Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Annual Incentive Plan
10.2	Severance Policy

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: June 23, 2010	By:	/s/ Morris W. Kegley
Morris W. Kegley, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Annual Incentive Plan
10.2	Severance Policy